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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                                JANUARY 14, 2000



                        AMERICAN SHARED HOSPITAL SERVICES
             (Exact name of registrant as specified in its charter)



     CALIFORNIA                     0-8789                    94-2918118
  (State or other          (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                         Identification No.)
   incorporation)




TWO EMBARCADERO CENTER, SUITE 2370, SAN FRANCISCO, CA      94111-3823
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code: 415-788-5300



                       NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant

Effective January 1, 2000, Grant Thornton LLP ("Grant Thornton"), the independent accountants for American Shared Hospital Services (the "Company") sold its Stockton and Sacramento, California offices to Moss Adams LLP, an accounting and consulting firm ("Moss Adams"). Since the individuals performing services for the Company at Grant Thornton are now in the employ of Moss Adams, effective January 14, 2000, the Company dismissed Grant Thornton as its independent accountants and engaged the services of Moss Adams to act as the Company's principal accountants to audit the Company's financial statements. The decision to dismiss Grant Thornton and to retain the services of Moss Adams was approved by the Company's Board of Directors. The reports on the Company's financial statements issued by Grant Thornton and Ernst & Young, the Company's previous accountants, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the report for the two years ended December 31, 1997 expressed substantial doubt about the Company's ability to continue as a going concern. During the Company's three most recent fiscal years and through January 14, 2000, there have been no disagreements with Grant Thornton or Ernst & Young on any manner of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Grant Thornton or Ernst & Young, would have caused them to make reference thereto in their report on the financial statements for such years. In addition, the Company did not consult Moss Adams regarding the application of accounting principles to a specific contemplated transaction, or any type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of disagreement with the Company's former accountant.

The Company has requested that Grant Thornton furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 21, 2000 is filed as
Exhibit 16.2 to this Form 8-K.

The Company previously filed on December 21, 1998 a Report on Form 8-K dated December 14, 1998 regarding the Company's change of independent accountants from Ernst & Young LLP to Grant Thornton LLP. That Form 8-K Report included as
Exhibit 16.1 a letter from Ernst & Young LLP stating that Ernst & Young LLP agreed with statements concerning that firm contained in such Report on Form 8-K.


The following Exhibit is filed with this Report:


Exhibit No.           Description
-----------           -----------
16.2           Letter dated January 21, 2000 from Grant Thornton LLP to the
               Company



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  AMERICAN SHARED HOSPITAL SERVICES
                                  (Registrant)



                                  By: /s/ Ernest A. Bates, M.D.
                                     ---------------------------
                                          Ernest A. Bates, M.D.
                                          Chairman of the Board and
                                          Chief Executive Officer

Dated:  January 21, 2000


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                                Index to Exhibits


Exhibit No.                         Description                            Page
-----------                         -----------                            ----
16.2                Letter dated January 21, 2000 from
                             Grant Thornton LLP to the Company               5



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